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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 19, 1998


                           GTE NORTHWEST INCORPORATED

             (Exact name of registrant as specified in its charter)


          Washington                     0-2908                 91-0466810

        (State or other               (Commission              (IRS Employer
        jurisdiction of               File Number)          Identification No.)
        incorporation)


     600 Hidden Ridge, HQE04B12 - Irving, Texas                       75038

      (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: 972-718-5600
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                          GTE NORTHWEST INCORPORATED

                                   FORM 8-K

                              ITEM OF INFORMATION

ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

     1.1     -      Revised Form of Purchase Agreement, including Standard
                    Purchase Agreement Provisions (May 1998 Edition), pertaining to Registration Statement on Form S-3 (File No. 333-02839)
                    (to be first used on or about May 20, 1998).

     4.4     -      Form of New Debenture pertaining to Registration Statement on Form S-3 (File No. 333-02839) (to be first used on or about May 20, 1998).

     5       -      Opinion and consent of William G. Mundy, Esq.

     26      -      Revised Form of Invitation for Bids pertaining to
                    Registration Statement on Form S-3 (File No. 333-02839) (to
                    be first used on or about May 20, 1998).
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GTE NORTHWEST INCORPORATED
                                                          (Registrant)

Date:  May 19, 1998                         BY:    GREGORY D. JACOBSON
                                                   GREGORY D. JACOBSON
                                                          Treasurer